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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 2006

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                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-51166                38-3423227
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                               49441
 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code 231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF PRINCIPAL OFFICERS

Election of Ms. Brolick to the Board of Directors

     On June 28, 2006, the Board of Directors of Community Shores Bank Corporation (the "Company") appointed Heather D. Brolick, the Company's President and Chief Executive Officer, a director of the Company. Ms. Brolick is appointed to serve as a Class III director whose initial term ends at the annual meeting of the shareholders in 2007.

     The primary committees of the Board of Directors are comprised of independent directors. As Ms. Brolick is an officer of the Company, and accordingly not an independent director, she has not been appointed to any committees of the Board. Ms. Brolick is also President, Secretary and a Director of Community Shores Bank (the "Bank"), a wholly owned subsidiary of the Company, and serves as the Bank's Chief Executive Officer.

Related Party Transaction Disclosures Pertaining to Ms. Brolick

     On November 4, 2005, the Bank entered into a Purchase Agreement with Williamsburg Court Apartments, LLC, a Michigan limited liability company ("Williamsburg Court"), to purchase 1.25 acres of real property located in Grand Haven, Michigan for $1,125,000. The property includes apartments that the Bank plans to tear down and remove. The purchase was completed on December 16, 2005. The Bank intends on using the land to build a branch for its Grand Haven banking location. Williamsburg Court has advised the Company that it is 50% owned by Walter G. Deardorff and 50% owned by William J. Fettis. Mr. Deardorff is the father of Ms. Brolick. In addition, effective December 16, 2005, the Bank entered into a Property Management Agreement with Williamsburg Court under which Williamsburg Court agreed to serve as property management agent for the apartments now on the land until they are demolished, or December 31, 2006, whichever occurs first. The Bank has agreed to pay Williamsburg Court $1 per day for its services as property management agent.

     The Bank has had, and expects in the future to have, loan and other financial transactions in the ordinary course of business with Ms. Brolick and other directors and executive officers, and their family members, on substantially the same terms as those prevailing for comparable transactions with others. All such transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons, and (iii) in the opinion of management did not involve more than the normal risk of collectibility or present other unfavorable features.


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     As of May 31, 2006, the Bank had outstanding 11 loans and other credit arrangements to Ms. Brolick and members of her immediate family, and affiliated entities, totaling approximately $2.2 million in aggregate amount outstanding, under commitments totaling approximately $2.8 million.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On June 28, 2006, the Board of Directors of Community Shores Bank Corporation (the "Company") amended and restated the Company's Bylaws, effective as of June 28, 2006. The Board's primary purpose for amending the Bylaws was to make it clear that the positions of Chairman of the Board and Vice Chairmen of the Board are not officer positions unless the Board of Directors expressly determines otherwise for a particular director serving in one of those positions. The following is a listing of the substantive changes effected by the amendment of the Bylaws.

     - Section 4 of Article V was expanded to add Vice Chairmen of the Board to the list of persons who may call special meetings of the Board of Directors, and who at the request of two or more directors will call meetings of the Board of Directors.

     - A new Section 11 was added to Article V regarding the appointment, replacement and duties of the Chairman of the Board, and providing that the position of Chairman of the Board is not an officer position unless the Board of Directors expressly determines otherwise for a particular director serving as Chairman of the Board.

     - A new Section 12 was added to Article V regarding the appointment, replacement and duties of Vice Chairmen of the Board, and providing that the position of Vice Chairman of the Board is not an officer position unless the Board of Directors expressly determines otherwise for a particular director serving as a Vice Chairman of the Board.

     - Section 1 of Article VII was amended to remove from Article VII the requirement that the Board of Directors appoint a Chairman of the Board, to specifically authorize appointment of a Chief Executive Officer and one or more Vice Presidents, and to provide that unless the Board of Directors provides otherwise, the President will be the Chief Executive Officer of the Company.

     - Section 3 of Article VII was amended to remove specific references to the Chairman of the Board and the Chief Executive Officer from a listing of officers in the first sentence of the Section.

     - Section 6 of Article VII, which set forth the duties of the Chairman of the Board to preside at meetings of the shareholders and Board of Directors was deleted. The Chairman's duties are now addressed in
          Section 11 of Article V.


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     -    Section 7 of Article VII was renumbered Section 6, and amended to delete the provision that required the President to perform the duties of the Chairman of the Board if the Chairman is absent or unable to act as the Chairman.

     - Section 8 of Article VII was renumbered Section 7, and the reference in that Section to the Chief Executive Officer having duties in addition to those as the Chairman of the Board or the President was deleted.

     - Section 9 of Article VII, which set forth the duties of Vice Chairmen of the Board, was deleted. The Vice Chairmen's duties are now addressed in Section 12 of Article V.

     - Section 10 of Article VII was renumbered Section 8, and the provision of that Section that referred to Vice Chairmen performing the duties of the President when the President was absent or unable to act before a Vice President would be authorized to perform those duties in the case of the President's absence or inability was deleted.

     - Section 11 of Article VII relating to the duties of the Secretary was renumbered Section 9, amended to delete the reference to the Chairman of the Board having authority to direct the Secretary regarding attending meetings of the Board of Directors and shareholders and recording votes and minutes, and giving that authority to the Board of Directors and the Chief Executive Officer, and amended to add a reference to the power of Vice Chairmen of the Board to give notice of meetings of the Board of Directors and shareholders.

     - Section 1 of Article IX was amended to indicate specifically that Vice Presidents, and not generally any other officer, may, in addition to the Board of Directors, the Chairman of the Board, the Chief Executive Officer and the President, be designated by the Board of Directors to vote stock of subsidiaries on behalf of the Company.

     - Section 4 of Article XI was amended to indicate specifically that Vice Presidents, and not generally any other officer, may, in addition to the Chairman of the Board, the Chief Executive Officer, and the President, vote securities, execute proxies for securities, and take other actions regarding securities of corporations owned by the Company.

     A copy of the Company's Bylaws, as amended and restated on June 28, 2006, is attached to this report as Exhibit 3(ii).


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number   Description
--------------   -----------
3(ii)            Bylaws of the Company, as amended and restated on June 28, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /s/ Tracey A. Welsh
                                            ------------------------------------
                                            Tracey A. Welsh
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer

Date: July 3, 2006


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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
3(ii)            Bylaws of the Company, as amended and restated on June 28, 2006


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